AC-213850.1
11/09/03
TCB/set


AC1 262851v1 11/06/03

                 ASSIGNMENT OF LEASES AND RENTS


    S.V.G. PROPERTIES, L.P., a New Jersey limited partnership


                               to


                     NEW YORK COMMUNITY BANK



          Premises:



          The land affected by this instrument is known as Spring Village Apartments, located at 601
          Poplar Street, shown as County Parcel #41-00-
          01789-00 on the tax map of the Borough of Sharon Hill, Delaware County, Commonwealth of
          Pennsylvania


                      RECORD AND RETURN TO:

                     NEW YORK COMMUNITY BANK
             615 MERRICK AVENUE, WESTBURY, NY  11590
                  ATTN: MULTIFAMILY DEPARTMENT

               ASSIGNMENT OF LEASES AND RENTS

     THIS INDENTURE, made on November 7, 2003;

By     S.V.G.  PROPERTIES,  L.P.,  a  limited  partnership   duly
organized and existing under the laws of the State of New Jersey, having an address at 215 West Main Street, Maple Shade, New
Jersey 08052 ("Mortgagor")

To NEW YORK COMMUNITY BANK, a New York state chartered banking institution duly organized and validly existing under and by virtue of the laws of the State of New York, having an office at 615 Merrick Avenue, Westbury, New York 11590 ("Mortgagee"),

     WHEREAS, the Mortgagor now owns the premises known as Spring Village Apartments, located at 601 Poplar Street, shown as County Parcel #41-00-01789-00 on the tax map of the Borough of Sharon Hill, Delaware County, Commonwealth of Pennsylvania, all as more particularly described in Schedule A annexed hereto and made a part hereof (the "Mortgaged Premises");

     AND WHEREAS the Mortgagee now holds a first mortgage thereon in the principal amount of $4,000,000.00 (the "Mortgage"), which Mortgage is to be recorded in the office of the Clerk of Delaware County immediately prior hereto; and in order to better secure the payment of the principal sum of said Mortgage, together with such charges, payments, expenses, taxes and fees accrued and unpaid or incurred that are the obligation of Mortgagor to pay under the terms and conditions of the Mortgage (hereinafter, the "Indebtedness") and the performance of all the terms, covenants and conditions of the Mortgage, and the note which it secures (the "Note"), as well as the payment, observance, performance and discharge of all obligations, covenants, conditions and warranties contained in all documents and instruments of debt and security executed and delivered to the Mortgagee in connection with the Note and the Mortgage (collectively herein, the "Loan Documents");

     NOW, THEREFORE, THIS INDENTURE WITNESSETH, as follows:

     1. That for and in consideration of the sum of one dollar, to the Mortgagor in hand paid by the Mortgagee, the receipt whereof is hereby acknowledged, and in order to better secure the payment to the Mortgagee of the Indebtedness, and of all premiums of fire and other insurance on policies of fire and other insurance which the Mortgagee has required and may require as Mortgagee under the terms of the Mortgage, with interest thereon, and of all taxes, assessments and water rates which may now be due and unpaid and which may hereafter became due and a charge against or lien upon the Mortgaged Premises, with interest and penalties thereon, and the other charges hereinafter mentioned, and any and all other amounts due and owing to the Mortgagee pursuant to the Note and Mortgage, and in order to better secure the rights and interests of the Mortgagee in and to the Note and Mortgage, the Mortgagor does hereby

      GRANT, BARGAIN, SELL, TRANSFER, ASSIGN, CONVEY, and set over, and by these presents has granted, bargained, sold, transferred, assigned, conveyed and set over unto the Mortgagee, its legal representatives and assigns forever, all of the rents, revenues, issues and profits now due and unpaid, and hereafter to become due and issuing from the Mortgaged Premises above described.

      2. The Mortgagor does hereby constitute and appoint the Mortgagee its true and lawful attorney, coupled with an interest of the Mortgagor and in the name, place and stead of the
Mortgagor:

          a) To enter upon and take possession of the Mortgaged Premises, to deliver to the tenants the letter attached hereto and thereby demand, collect and receive from the tenant or tenants now or hereafter in possession of the Mortgaged Premises, or any part thereof, or from other persons liable therefor, all of the rents and revenues from such tenant or tenants or other persons, which may now be due and unpaid and which may hereafter become due; to institute and carry on all legal proceedings necessary for the protection of the Mortgaged Premises, including such proceedings as may be necessary to recover the possession of the whole or of any part of the Mortgaged Premises; to institute and prosecute any and all suits for the collection of rents and all other revenues from the Mortgaged Premises which may now be due and unpaid and which may hereafter become due; to institute and prosecute summary proceedings for the removal of any tenant or tenants or other persons from the Mortgaged Premises; and to pay the cost and expenses of all such suits and proceedings out of the rents and other revenues received;

           b) To maintain the Mortgaged Premises and keep the same in repair; to pay, out of the rents and other revenues received, the costs thereof and of all services of all employees, including their equipment, and of all gas, electricity, power, coal, fuel, and generally all of the running expenses and expenses of maintaining and keeping the Mortgaged Premises in repair and in first class condition and in such condition as other premises of the style and kind of the Mortgaged Premises are customarily kept, also all interest on the principal sum of the Note and Mortgage, now due and unpaid and hereafter to become due, and also all taxes, assessments and water rates now due and unpaid and which may hereafter become due and a charge or lien upon the Mortgaged Premises, and the premiums of fire insurance on policies of fire insurance now or hereafter effected by the Mortgagee as security for the amount secured by the Note and Mortgage;

           c) To execute and comply with all the laws of the Commonwealth of Pennsylvania and any municipality and county having jurisdiction and also all applicable laws, rules, orders, ordinances and requirements of the governments of any governmental entity, unit, agency board or authority, and of any and all of their Departments and Bureaus, including the Bureau of Fire Prevention and Board of Fire Underwriters, for the correction, prevention and abatement of any nuisance or other grievances, in upon or connected with the Mortgaged Premises and to pay the costs thereof out of the rents and other revenues received;

           d) To rent or lease the whole or any part of the Mortgaged Premises for such term or terms and on such conditions as to the Mortgagee may seem proper;

           e) To employ an agent or agents to rent and manage the Mortgaged Premises and to collect the rents and other revenues thereof, and to pay the reasonable value of its or their services out of the rents and revenues received;

           f) To act exclusively and solely in the place and stead of the Mortgagor, and to have all of the powers as Mortgagor, as possessed by the Mortgagor, for the purposes aforesaid.

     The appointment of the Mortgagee as the Attorney-in-Fact for the Mortgagor as provided above in this Paragraph is to be irrevocable and continuing and the rights, powers and privileges set forth above shall be exclusive in the Mortgagee, its successors and assigns so long as any part of the indebtedness secured hereby and by the Mortgage shall remain unpaid.

      3. The Mortgagor hereby authorizes and empowers the Mortgagee to effect multi-peril hazard insurance with extended coverage endorsement, general liability insurance, boiler explosion coverage, rent loss or business interruption coverage, worker's compensation law insurance (in addition to the fire insurance above mentioned) and generally such other insurance as is customarily effected by an owner of real property of a style and kind of the Mortgaged Premises, or as the Mortgagee may deem advisable or necessary to effect, and to pay the premiums and charges therefor out of the said rents and other revenues received.

     4. The Mortgagee, in its sole discretion, shall, from time to time, determine to which one or more of the purposes the aforesaid rents and revenues shall be applied and the amount to be applied thereto.

     5. Nothing in this instrument contained shall prejudice or be construed to prejudice the right of the Mortgagee to commence and prosecute, or to prevent the Mortgagee from commencing and prosecuting any action which it may deem advisable, or which it may be entitled to commence and prosecute for the foreclosure of the Note and Mortgage, or to prejudice any other rights of the Mortgagee; nor shall this instrument be construed to waive any defaults now existing or which may occur under the Note and Mortgage; nor shall this instrument be construed as granting a forbearance or extension of time of payment.

      6. This Assignment is an absolute, unconditional and present assignment by Mortgagor to Mortgagee of the leases and the rents and not merely the passing of a security interest. Upon the execution and delivery of this Assignment, title to the rents shall vest in Mortgagee and no further act shall be required to effectuate such conveyance. It is expressly understood and agreed by the parties hereto that until an Event of Default occurs hereunder or under the terms of any of the Loan Documents, Mortgagor shall have a revocable license to (a) collect, but not prior to accrual, such rents, incomes, issues and profits from the aforementioned leases and to retain, use and enjoy the same; provided, however, that even before the occurrence of an Event of Default, no rents shall be collected or accepted more than one (1) month in advance without the prior written consent of Mortgagee, except in the ordinary course of business; and (b) enter into future leases, subject, however, to the prior written consent of Mortgagee as to the form of lease. Any failure or omission to enforce this Assignment for any period of time shall not impair the force and effect thereof or prejudice the rights of the Mortgagee

      7. The Mortgagor, for itself, its successors and assigns, covenants and agrees that it will not, orally or in writing, except in the ordinary course of business, modify, surrender, or renew any leases for any part of the Mortgaged Premises, or diminish the obligations of the lessees thereunder, or release any one or more parties from their respective obligations under such agreements, without previous written notice to the Mortgagee and without Mortgagee's written consent; and the Mortgagor further covenants and agrees that it will not assign or pledge said rents or collect from any of the tenants or lessees any rent or rentals more than one (1) month in advance of the due date thereof, without written notice to and written consent of the Mortgagee. Any violation of this covenant shall constitute a default under the Mortgage and, in such event upon the expiration of any applicable period of notice or cure, the whole amount of the principal then remaining unpaid shall immediately become due and payable. These covenants shall continue in full force and effect until the debt evidenced by the Note and secured by the Mortgage is paid in full.

      8. In the event that Mortgagor shall: (i) default in the payment of any installment of principal or interest due under the terms of the Note and such default continues for fifteen (15) days, or (ii) default in the performance or observance of any of the terms, covenants and/or conditions of the Mortgage and such default continues beyond any applicable period of notice and/or cure, or (iii) default in the performance or observance of any of the terms, covenants and/or conditions of this Assignment of Leases and Rents and such default continues for thirty (30) days after written notice from Mortgagee to Mortgagor (such occurrences or events described in subparagraphs (i), (ii), and
(iii) of this paragraph 8 are herein referred to as an "Event of Default(s)") the Mortgagee shall have the immediate right to enforce any covenants under this Assignment, and shall be entitled to deliver to the tenants of the Mortgaged Premises the attached authorization from Mortgagor directing such tenants to make their monthly rental payments to Mortgagee.

      9. Upon request by Mortgagee, Mortgagor shall give Mortgagee written notice of the name and address of the bank and the account number applicable to any segregated escrow account which shall be maintained by Mortgagor as the depository of tenant security deposits. Mortgagor will also give written authorization to such bank to permit Mortgagee to receive any information requested by Assignee as to the status and balance of such account. Mortgagor hereby assigns to Mortgagee all of its right to such bank account as collateral security for the obligations secured by this Assignment and Mortgagor agrees that upon default hereunder by Mortgagor, the sums in said bank account, shall, at the election of Mortgagee, be payable to Mortgagee as assignee of such bank account.

     10. This instrument shall continue and remain in full force and effect during the entire term of the Note and Mortgage or during such time as the principal amount of the Note and Mortgage or any part thereof shall remain unpaid and until the full payment and satisfaction of the Note and Mortgage; and upon the payment and satisfaction of the Note and Mortgage, this instrument shall cease, terminate and come to an end.

     11. This instrument shall be binding upon the Mortgagor and its successors or assigns in interest or ownership in the Mortgaged Premises; and this instrument shall inure to the benefit of the Mortgagee and its successors or assigns.

      12. In the event of a conflict between the terms of the Mortgage and this Assignment, the Mortgage shall control.

     13.  The terms hereof cannot be changed orally.

     14. The Mortgagor waives the right to interpose counterclaims or setoffs of any kind or description in any litigation arising hereunder and hereby acknowledges that this Assignment of Leases and Rents and Mortgagor's obligations hereunder shall at all times continue to be absolute and unconditional in all respects.

     15. All notices hereunder shall be in writing and shall be sufficiently given for all purposes when sent by regular first class mail to any party hereto at its address on the cover page or at such other address of which it shall have notified the party giving such notice in writing in accordance with the foregoing requirements. Any such notice shall be deemed effective upon the date it is mailed.

     16. The Mortgagor consents to the personal jurisdiction of the courts of the state where the Premises is located, and consents that it may be served with process within or without said state as though it were a domiciliary, and according to the laws of said state, in any action or proceeding involving the Mortgagee and the Mortgagor. IN ANY ACTION OR PROCEEDING INVOLVING THE MORTGAGOR AND THE MORTGAGEE, THE MORTGAGOR HEREBY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY.

     17. Limitation of Liability. No claim may be made by Mortgagor, any specified person or any other person, against Mortgagee or the affiliates, directors, officers, employees, attorneys or agents of Mortgagee, for any special, indirect or consequential damages or, to the fullest extent permitted by law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to this Assignment or any of the Lien Instruments or the transactions contemplated hereby or thereby, or any act, omission or event occurring in connection herewith or therewith, and Mortgagor (for itself and on behalf of each specified person) hereby waives, releases and agrees never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises, and whether or not it is now known or suspected to exist in its favor.

      IN WITNESS WHEREOF, the above instrument has been duly executed by the Mortgagor and its seal thereunto duly affixed.

                         S.V.G.  PROPERTIES, L.P., a  New  Jersey
                         limited partnership
                         BY:  SPRING  VILLAGE HOLDINGS,  INC.,  a
                              New   Jersey  corporation,  General
                              Partner


                              BY:________________________________
                                   Harry J. Santoro, President

COMMONWEALTH OF PENNSYLVANIA  :

COUNTY OF PHILADELPHIA             :

      BE IT REMEMBERED, that on this 7th day of November, 2003, before me, the subscriber, personally appeared HARRY J. SANTORO, who, I am satisfied, is the President of SPRING VILLAGE HOLDINGS, INC., a New Jersey corporation (the "Corporation"), which is the General Partner of S.V.G. PROPERTIES, L.P., a New Jersey limited partnership (the "Limited Partnership"), and thereupon he acknowledged that he signed and delivered the within instrument in his capacity as the President of the Corporation in its capacity as the General Partner of the Limited Partnership, being duly authorized to do so.



                              ___________________________________
                              NOTARY PUBLIC


                  CERTIFICATE OF RESIDENCE

      I certify that the address of the Mortgagee named in this Assignment is New York Community Bank, 615 Merrick
Avenue, Westbury, New York 11590.

                              NEW YORK COMMUNITY BANK



By:________________________________
                                   Thomas C. Bonner, Esq.
                                   Agent for Mortgagee
                 TO THE TENANTS of Premises:

        SPRING VILLAGE APARTMENTS, 601 Poplar Street,
                   Sharon Hill, PA  19079


      PLEASE TAKE NOTICE, that we have this day executed and delivered an assignment of rents of this Premises to NEW YORK COMMUNITY BANK, and that all rents now due or past due and unpaid or which may hereafter become due are to be paid directly to said Bank or to its duly authorized agent, and that you are authorized and permitted to pay the rents of said Premises to said Bank, or its agent.

                         S.V.G.  PROPERTIES, L.P., a  New  Jersey
                         limited partnership
                         BY:  SPRING  VILLAGE HOLDINGS,  INC.,  a
                              New   Jersey  corporation,  General
                              Partner


                              BY:________________________________
                                   Harry J. Santoro, President